I N V E S T O R P R E S E N T A T I O N

2 Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements that reflect management’s current outlook for future periods, including statements regarding future financial performance. These forward-looking statements are based upon our current expectations, and our actual results may differ materially from those described or contemplated in the forward–looking statements. Factors that may cause our actual results to differ materially from those contained in the forward-looking statements, include without limitation the following: 1) national and global economic conditions, including the impact of changes in national and global credit markets and other changes that affect our customers; 2) our ability to continue to attract and retain customers and maintain profit margins in the face of new and existing competition; 3) new laws and regulations that could have a materially adverse effect on our operations and financial results; 4) increased costs and collateral requirements in connection with our insurance obligations, including workers’ compensation insurance; 5) our continuing ability to comply with the financial covenants of our credit agreement; 6) our ability to attract and retain qualified employees in key positions or to find temporary and permanent employees with the right skills to fulfill the needs of our customers; 7) our ability to successfully complete and integrate acquisitions that we may make; and 8) other risks described in our most recent filings with the Securities and Exchange Commission. Use of estimates and forecasts: Any references made to fiscal 2016 are based on management guidance issued April 20, 2016, and are included for informational purposes only. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other reference to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the Securities Exchange Commission. April 2016 Investor Presentation

) 3 130,000 840,000 April 2016 Investor Presentation TRUEBLUE AT A GLANCE $2.7B 2015 Revenue 2013-2015 Average Return on Equity2 27% Growth 2012-2015 Adjusted EBITDA CAGR1 16% Return 1 See “Financial Information” in the Investors section of our website at www.trueblue.com for a definition and full reconciliat ion of non-GAAP financial measures to GAAP financial results. 2 Calculated as net income plus amortization of tangible assets of acquired business net of tax (at effective rate), divided by equity.

Demand-driven organic growth >$650M invested in 20 acquisitions 4 1989 Build-out • • • 2004 Growth • • • Expansion into recruitment process outsourcing (“RPO”) and workforce • • recruiting 2014 Longer term staffing assignments Stilled Trades Aviation mechanics Truck drivers (formerly Seaton) Workforce management Permanent recruiting Staffing vendor management 2015 TRUEBLUE’S GROWTH STORY RPO division of Aon Hewitt 2016 April 2016 Investor Presentation

1 Staffing Industry Analysts, Growth Assessment: Industrial Staffing (2015). April 2016 Investor Presentation 5 INVESTMENT HIGHLIGHTS

6 WORKFORCE MANAGEMENT RECRUITIMENT PROCESS OUTSOURCING (RPO) TrueBlue helps clients improve performance and increase growth by providing specialized staffing, workforce management and recruiting solutions. April 2016 Investor Presentation SPECIALIZED SERVICE OFFERINGS TO MEET CLIENT NEEDS Staffing Services Managed Services

7 April 2016 Investor Presentation SOLVING TALENT CHALLENGES The “talent” space is a good place to be, as businesses will increasingly turn to human capital experts to help solve global talent challenges. Workforce Complexity Workforces are becoming increasingly complex and global. Companies are struggling to develop multiple value propositions for an increasingly diverse workforce. Demographic Changes By 2050, the US population over age 65 will be almost double 2012 levels,2 and other developed countries are experiencing similar trends. Top CEO Concern Talent routinely tops the list of issues CEOs worry about most. 73% of CEOs are concerned that the availability of key skills could threaten growth.1

8% • • • • • • • • 8 Staffing Services Managed Services Industry Highlights CAGR 15% 2011 – 2015 Industry Highlights April 2016 Investor Presentation COMPELLING MARKET TRENDS DRIVING GROWTH

Construction Manufacturing Transportation & Wholesale Retail In d u s tr y D y n a m ic s • • • • • • • • • • • 21% 24% 22% 18% Construction Upside Potential Industrial Production Still Strong Wholesale Trade At New Peak Retail Trade Continued Growth Source: U.S. Census Bureau Source: U.S. Board of Governors of the Federal Reserve System (FRB) Source: Bureau of Labor Statistics Source: US Census Bureau 275 325 375 425 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 Retail Sales Billions 4.0 4.2 4.4 4.6 4.8 5.0 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 Transportation and Warehousing Employment Millions 80 85 90 95 100 105 110 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 Industrial Production Index 8 - 1 1 2 2 3 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 Residential Housing Permits Millions SERVING GROWING VERTICAL MARKETS April 2016 Investor Presentation

10 April 2016 Investor Presentation STRATEGIC PRIORITIES

SIMOS Productivity Model Enhances TBI On-premise Capabilities 12 April 2016 Investor Presentation • • • About SIMOS Transaction Info Acquisition Date December 1, 2015 Purchase Price1 $67.5M cash up-front plus additional cash “earn- out” of up to $22.5M2 Financing Funded from existing asset-backed facility Integration Timing Limited integration in 2016 (during earn-out) Full integration to be completed in 2017 1 Exclusive of working capital adjustments. 2 Earn-out is based on achievement of 2016 Adj. EBITDA estimates; amount due (if any) will be paid in 2017. + Excellent fit with existing Staff Management business Productivity-based business model provides unique client value proposition Embedded business process service provides high client retention New capabilities help Staff Management win more RFPs Staff Management resources and processes help accelerate expansion and profitability of acquired business Strategic Rationale

Aon Hewitt RPO Acquisition Advances PeopleScout's Global Strategy

About Aon Hewitt RPO

- Aon Hewitt's RPO business is a leading provider of recruitment process outsourcing (RPO) services
- End-to-end recruiting capabilities to meet the client's permanent recruiting needs
- Global operations with 650 employees across the US, Canada, Poland, and India
- Excellent fit with TrueBlue's existing PeopleScout brand
- Pro forma combined annual revenue of $150M and 300k full-time placements

Transaction Info

Acquisition Date	Purchase agreement signed December 2015, but closed January 4, 2016
Purchase Price[1]	$72M all cash
Financing	Amended existing $300M asset-backed facility to provide temporary $30M increase
Integration Timing	Expect integration to be complete by YE-16 TSA in place with Aon Hewitt to bridge gaps

[1] Exclusive of working capital adjustments.

Strategic Rationale

peoplescout A TRUEBLUE COMPANY + RPO Division of Aon Hewitt

- Leading provider of recruitment process outsourcing (RPO)
- Builds market leadership positon in North America RPO under PeopleScout brand
- Ongoing strategic partnership with Aon Hewitt
- Low-cost locations provide opportunity for cost savings on non-client facing admin processes
- Enhances global capabilities

April 2016 Investor Presentation

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TRUEBLUE

FY 2016 OUTLOOK

Challenges	Opportunities
• Slower organic revenue growth • Gross margin compression • Reduced scope of services with our largest customer[1]	• Small to medium-sized businesses & construction market • Sales & gross margin improvement initiatives – tight labor market tactics • Further reduce SG&A base in-line with revenue • Deploy automated job matching technology – revenue generation and cost reduction opportunity

Current FY 2016 Guidance

Revenue Mid-point growth	**$2.8B to $2.9B** 6% (-2% organic*)

*Organic growth would be 4% excluding the impact of our largest customer.

Adjusted EBITDA	**$158M to $172M**
Adjusted EPS[2]	**$2.10 to $2.35**

1 We are evaluating the impact of this Q2 event and may record an impairment charge in the second quarter which may be material to the consolidated financial statements. This evaluation corresponds with the timing of our annual impairment test completed in the second quarter.

[2]Taxes at 32%, $0.44 add-back for acquisition amortization (net of tax) and $0.16 add-back for one-time costs and WOTC expenses (net of tax).

Note: Estimates reflect mid-point of management expectations where ever ranges are not provided. Consolidated outlook is based on a 52-week year. 53rd week represents incremental revenue of ~$45M and Adjusted EBITDA of ~$1M.

Revenue Bridge (Prior v. Current Guidance)



$3.1B
[VALUE]M
$[VALUE]M
[VALUE]M
$2.8-2.9B
Prior
Q1-16 Actuals
Largest Customer 1
Other Slowing Growth
Current

Adjusted EBITDA Bridge (Prior v. Current Guidance)



[VALUE]M
[VALUE]M
[VALUE]M
[VALUE]M
[VALUE]M
[VALUE]M
$158-172M
Prior
Acquisitions
Q1 Actuals (Organic)
Largest Customer 1 (Net of Cost Savings)
Other Slowing Growth (Net of Cost Savings)
Gross Margin Pressure
Current

April 2016 Investor Presentation

15

TRUEBLUE

Key Takeaways 16 Strong secular trends (demographics, talent shortage, etc.) support long-term growth prospects Demonstrated history of achieving above-market growth April 2016 Investor Presentation

EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes interest, taxes, depreciation and amortization from net income. Adjusted EBITDA further excludes from EBITDA non-recurring costs related to acquisition and integration costs as well as Work Opportunity Tax Credit third party processing fees. EBITDA and Adjusted EBITDA are key measures used by management to evaluate performance. EBITDA and Adjusted EBITDA should not be considered measures of financial performance in isolation or as an alternative to Income from operations in the Consolidated Statements of Operations in accordance with GAAP, and may not be comparable to similarly titled measures of other companies. Adjusted net income per diluted share is a non-GAAP financial measure which excludes from net income on a per diluted share basis non-recurring costs related to acquisition and integration costs, net of tax, amortization of intangibles of acquired businesses, net of tax, accretion expense related to acquisition earn-out, net of tax, Work Opportunity Tax Credit third-party processing fees, net of tax, and adjusts income taxes to the expected ongoing effective rate. Adjusted net income per diluted share is a key measure used by management to evaluate performance and communicate comparable results. Adjusted net income per diluted share should not be considered a measure of financial performance in isolation or as an alternative to net income per diluted share in the Consolidated Statements of Operations in accordance with GAAP, and may not be comparable to similarly titled measures of other companies. See “Financials” in the Investors section of our web site at www.trueblue.com for a full reconciliation of non-GAAP financial measures to GAAP financial results. NON-GAAP TERMS AND DEFINITIONS 18 April 2016 Investor Presentation